Exhibit 10.3

AMENDMENT NO. 1 TO MASTER LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of November 18, 2005 (this “Amendment”), to that certain Master Loan and Security Agreement, dated as of November 15, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”, as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century”), NC RESIDUAL II CORPORATION, a Delaware corporation (“NC Residual”), NEW CENTURY CREDIT CORPORATION, a California corporation (“NC Credit”, together with NC Capital, New Century and NC Residual, collectively, the “Borrowers”, each, a “Borrower”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as a Lender and agent for the Lender (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

RECITALS

The Borrowers, the Lender and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lender has agreed to make revolving credit loans to the Borrowers in order to finance certain residential mortgage loans owned by the Borrowers on the terms and subject to the conditions of the Existing Loan Agreement.

The Borrowers, the Lender and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be amended as set forth in this Amendment.

The parties hereto hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, as follows:

SECTION 1. Amendment.

(a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Collateral Value” and inserting in lieu thereof the following:

“Collateral Value” shall mean, with respect to each Eligible Mortgage Loan, the lesser of (x) the product of (i) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible Mortgage Loan, and (y) 100% of the unpaid principal balance of such Eligible Mortgage Loan; provided,

(a) that the following additional limitations shall apply:

(i) the aggregate unpaid principal balance of Mortgage Loans secured by a first mortgage lien on the Mortgaged Property that has a LTV greater than 85% shall not exceed $450,000,000;

(ii) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties which are non-owner occupied shall at no time exceed 6% of the Maximum Credit;

(iii) the aggregate unpaid principal balance of the Second Lien Mortgage Loans shall at no time exceed 8.5% of the Maximum Credit;

(iv) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of condominiums shall at no time exceed 6% of the Maximum Credit;

(v) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of Qualified Manufactured Housing (as defined in Part III of Schedule 1 hereto) shall at no time exceed 2% of the Maximum Credit;

(vi) the aggregate unpaid principal balance of Mortgage Loans secured by Mortgaged Property located within a single zip code shall not exceed $150,000,000;

(vii) the aggregate unpaid principal balance of the 30+ Delinquent Mortgage Loans shall at no time exceed 2% of the Maximum Credit;

(viii) the aggregate unpaid principal balance of the 60+ Delinquent Mortgage Loans shall at no time exceed 1% of the Maximum Credit;

(ix) the aggregate unpaid principal balance of the Mortgage Loans with respect to which the related Mortgagor has received a credit rating of “C” or “C-”, as determined in accordance with New Century’s Underwriting Guidelines, shall not exceed $100,000,000;

(x) the aggregate unpaid principal balance of the HELOC Mortgage Loans shall at no time exceed 7% of the Maximum Credit;

(xi) the aggregate unpaid principal balance of the Defaulted Mortgage Loans shall not exceed $10,000,000;

(xii) the aggregate unpaid principal balance of the Discretionary Mortgage Loans shall not exceed 10% of the Maximum Credit;

(xiii) the aggregate unpaid principal balance of the Wet-Ink Mortgage Loans included shall not exceed $100,000,000;

(xiv) the aggregate unpaid principal balance of all Mortgage Loans secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% shall at no time exceed 3% of the Maximum Credit;

(xv) the aggregate unpaid principal balance of all Escrow Holdback Loans shall not exceed $25,000,000; and

(xvi) the aggregate unpaid principal balance of the Mortgage Loans which are interest-only loans shall at no time exceed 30% of the Maximum Credit; and

(b) that the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

(i) in respect of which there is a breach of any representation or warranty set forth on Schedule 1 hereto (assuming each representation and warranty is made as of the date the Collateral Value thereof is determined);

(ii) which ceases to be an Eligible Mortgage Loan for any reason;

(iii) which is a Nine-Day Aged Wet-Ink Mortgage Loan;

(iv) with respect to each Mortgage Loan, for so long as such Mortgage Loan is a Wet-Ink Mortgage Loan, as to which the Agent or the Custodian shall have notified the Borrowers that the Custodian shall have transferred an amount greater than $1,000,000 to a single settlement location on a Funding Date, unless consented to by the Agent;

(v) for which any Mortgage Loan Documents have been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 15 days;

(vi) which is secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% and has a FICO score less than 600;

(vii) which has been pledged to the Agent under the Loan Agreement in excess of 180 calendar days;

(viii) which exceeds any limitation set forth in clause (a) above.

(b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Maximum Credit” in its entirety and inserting in lieu thereof the following:

““Maximum Credit” shall mean, at any time, an amount equal to $1,000,000,000, as such amount may be reduced in accordance with Section 2.01 hereof.”

(c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and inserting in lieu thereof the following:

““Termination Date” shall mean February 28, 2007, as such date may be extended in accordance with Section 2.08 hereof, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.””

(d) Section 3.04 of the Existing Loan Agreement is hereby amended by deleting the reference to “December 31, 2005” therein and substituting a reference to “February 28, 2006” in lieu thereof.

(e) Schedule 4 of the Existing Loan Agreement is hereby amended by deleting the reference to “$400,000,000” therein and substituting a reference to “$1,000,000,000” in lieu thereof.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Effective Date”) on which all of the following conditions precedent shall have been satisfied:

2.1 Delivered Documents. On the Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lender and the Agent;

(b) Note. For the account of the Lender, the Amended and Restated Promissory Note, substantially in the form of Exhibit A attached hereto, executed and delivered by a duly authorized officer of each of the Borrowers;

(c) Officer’s Certificate of each Borrower. A certificate of a Responsible Officer of each of the Borrowers, substantially in the form of Exhibit B hereto, dated as of the date hereof, and:

i. attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Borrower in the jurisdiction of its organization,

ii. attaching a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement,

iii. certifying that there have been no changes to any of the organizational documents of any Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement, and

iv. certifying as to the incumbency and specimen signature of each officer executing this Amendment certifying as to the authority, incumbency and specimen signature of each officer executing this Amendment;

(d) Legal Opinions. Legal opinions of internal and outside counsel to the Borrowers; and

(e) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

2.2 No Default. On the Effective Date, (i) each Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by such Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, as of the date hereof and as of the Effective Date, that it is in compliance in all material respects with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default has occurred or is continuing, and each Borrower hereby confirms and reaffirms in all material respects the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly modified hereby, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Effective Date each reference therein to the “Loan Agreement” shall be deemed to mean the Loan Agreement as defined in this Amendment, each reference in this Amendment to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as modified hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

SECTION 6. Reproduction of Documents. This Amendment and all documents relating thereto, except with respect to the Collateral, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

NC CAPITAL CORPORATION, as a Borrower

By: /s/ Kevin Cloyd

Name: Kevin Cloyd
Title: President

NEW CENTURY MORTGAGE CORPORATION, as a Borrower

By: /s/ Kevin Cloyd

Name: Kevin Cloyd
Title: Executive Vice President

NC RESIDUAL II CORPORATION, as a Borrower

By: /s/ Kevin Cloyd

Name: Kevin Cloyd
Title: Executive Vice President

NEW CENTURY CREDIT CORPORATION, as a Borrower

By: /s/ Kevin Cloyd

Name: Kevin Cloyd
Title: Executive Vice President

MORGAN STANLEY MORTGAGE CAPITAL INC., as Lender and Agent

By: /s/ Paul J. Najarian

Name: Paul J. Najarian
Title: Vice President